OrthoPediatrics Corp.   Jan 2021 Mark Throdahl, CEO    Fred Hite, COO & CFO Dave Bailey, President

Disclaimer Forward‐Looking Statements This presentation includes "forward‐looking statements" within the meaning of U.S. federal securities laws. You can identify forward‐looking statements by the use of words such as "may," "might," "will," "should," "expect," "plan," "anticipate," "could," "believe," "estimate," "project," "target," "predict," "intend," "future," "goals," "potential,” "objective," "would" and other similar expressions. Forward‐looking statements involve risks and uncertainties, many of which are beyond OrthoPediatrics’ control. Important factors could cause actual results to differ materially from those in the forward‐looking statements, including, among others: the risks related to COVID‐19, the impact such pandemic may have on the demand for our products, and our ability to respond to the related challenges; and the risks, uncertainties and factors set forth under "Risk Factors" in OrthoPediatrics’ Annual Report on Form 10‐K filed with the SEC on March 5, 2020, as updated and supplemented by our other SEC reports filed time to time. Forward‐looking statements speak only as of the date they are made. OrthoPediatrics assumes no obligation to update forward‐looking statements to reflect actual results, subsequent events, or circumstances or other changes affecting such statements except to the extent required by applicable securities laws. Use of Non‐GAAP Financial Measures This presentation includes the non‐GAAP financial measure of Adjusted EBITDA, which differs from financial measures calculated in accordance with U.S. generally accepted accounting principles (“GAAP”). Adjusted EBITDA in this release represents net loss, plus interest expense, net plus other expense, depreciation and amortization, stock‐based compensation expense, and acquisition related costs. Adjusted EBITDA is presented because the Company believes it is a useful indicator of its operating performance. Management uses the metric as a measure of the Company’s operating performance and for planning purposes, including financial projections. The Company believes this measure is useful to investors as supplemental information because it is frequently used by analysts, investors and other interested parties to evaluate companies in its industry. The Company believes Adjusted EBITDA is useful to its management and investors as a measure of comparative operating performance from period to period. Adjusted EBITDA is a non‐GAAP financial measure and should not be considered as an alternative to, or superior to, net income or loss as a measure of financial performance or cash flows from operations as a measure of liquidity, or any other performance measure derived in accordance with GAAP, and it should not be construed to imply that the Company’s future results will be unaffected by unusual or non‐recurring items. In addition, the measure is not intended to be a measure of free cash flow for management’s discretionary use, as it does not reflect certain cash requirements such as debt service requirements, capital expenditures and other cash costs that may recur in the future. Adjusted EBITDA contains certain other limitations, including the failure to reflect our cash expenditures, cash requirements for working capital needs and other potential cash requirements. In evaluating Adjusted EBITDA, you should be aware that in the future the Company may incur expenses that are the same or similar to some of the adjustments in this presentation. The Company’s presentation of Adjusted EBITDA should not be construed to imply that its future results will be unaffected by any such adjustments. Management compensates for these limitations by primarily relying on the Company’s GAAP results in addition to using Adjusted EBITDA on a supplemental basis. The Company’s definition of this measure is not necessarily comparable to other similarly titled captions of other companies due to different methods of calculation. 2

Highlights Diversified medical device company focused exclusively on pediatric orthopedics Protected market opportunity: $1.4 billion U.S., $3.2 billion globally (2019 estimates) High U.S. procedure concentration: <300 hospitals and ~1,400 surgeons Focused call point: pediatric orthopedic surgeons are generalists who use all OP products Sustainable competitive advantage:   ‐ Broadest pediatric‐specific orthopedic product offering with 35 surgical systems ‐ Strong relationships with pediatric orthopedic surgeons ‐ Deep commitment to clinical education ‐ Sales personnel are a consultative resource who attend surgery Consistent 20+% growth since inception, ex COVID ‐ FY20 revenue of $73.8 million, up 2% ‐ FY19 revenue of $72.6 million, up 26% Recent Orthex and ApiFix acquisitions give OP proprietary, leading‐edge technology in both  external fixation and non‐fusion scoliosis markets and expand the Company’s total addressable  market Large Market Proprietary Technology Scalable Business 3

COVID‐19 Update Procedure trends in the U.S. have improved every quarter since 1Qtr,                        International recovery lags the U.S. recovery Product development proceeds at normal pace Maintained set investment to support new product launches, including Orthex and ApiFix Committed to no lay‐offs or base reduction salary cuts to all direct employees Committed to no reductions in financial support of important surgical societies               (unlike other industry sponsors) Utilizing DocMatter website to sponsor webinars on pediatric orthopedic care Environment  and  Company  Response 4 Impact on  Financials Record 3Q 2020 sales of $22.2M, up 7% vs prior year, record gross margin and record  positive adjusted EBITDA 4Q 2020 preliminary unaudited revenue of $21.7 million, up 14% versus 4Q 2019. 4Q 2020 U.S. sales continued strong acceleration, growing 26% year‐over year 4Q 2020 international sales performance improved but continued to lag, declining 21% vs  prior year Cost savings realized in 2020 used to establish 2021 budget spending

OP Today Treated >196,000 patients since inception 35 surgical systems; ~7,800 SKUs; strong pipeline 6 additional systems from Orthex and ApiFix  acquisitions 109 direct employees; 166 focused sales reps1 Global sales organization focused on pediatric   orthopedic surgeons in 44 countries1 82 issued patents; 79 patent applications2 Chief Medical Officer is a fellow surgeon Average FDA approval time: < ½ industry average History of stable reimbursement Improving the lives of children                       with orthopedic conditions Company SnapshotCause 5 A Company Built on a CAUSE Gideon with CMO Peter Armstrong, M.D., c. 1995. Gideon’s drawing of his girlfriend, 2016.  1 As of September 30, 2020. 2 As of September 30, 2020. Totals apply to patents issued to and/or applied by  OrthoPediatrics or one of its wholly‐owned subsidiaries.

Our Key Idea  Address orthopedic industry’s lack of focus  on product development, clinical education,  and sales presence Implants and instruments avoid complications  of re‐purposed adult products   Product development in collaboration with  leading pediatric orthopedic surgeons   Dedicated sales support attending surgeries Clinical education programs that build                  brand loyalty OP’s Market Impact 6 Screws Through Growth Plate Screws Parallel To Growth Plate Superior Clinical Outcomes Children Are Not Small Adults Re‐Purposed Adult Plate OP’s Solution

38% 62% Large and Focused Market Current products target three of the largest categories in Pediatric Orthopedics Pipeline products underway to expand addressable market Trauma &  Deformity $586M OP’S $3.2 Billion Current Addressable Global Market1 $1.4 Billion U.S. Addressable Market1 Procedures (%) High Concentration of Pediatric  Trauma & Deformity and Scoliosis Procedures Smart  Implants $363M Scoliosis $308M Sports  Medicine $170M 268 U.S.  Hospitals 3,157 U.S.  Hospitals 71 Management’s 2019 updates to IMS data from 2016

Product Line & Growth Diversification $72.6 million sales in 2019, increasing 26% Well diversified product sales and sources of  growth All major product families contributed to  revenue growth All products have comparable gross margins 2019 Revenue by Segment (% Total) 8 2019 Revenue by Product Family 2019 Revenue by Geography 73% 82% 73% 27% 18% 27% Trauma & Deformity Scoliosis Sports Med/Other US OUS Sports  Medicine/ Other Scoliosis  30% 68% 2% Trauma &  Deformity

A Proven Strategy Since 2011 9 Deploy  Instrument  Sets Sales Focus on Teaching  Institutions and  High Volume  Hospitals Expand  Addressable  Procedures Expand Clinical  Education  Programs Goals  Accelerate sales growth  Develop and acquire novel technologies

New Systems & Product Launches (2017-2018)

Trauma & Deformity











Titanium PediPlates® System
(Expands physeal tethering offering)

Clavicle Plate System
(First pediatric specific system)

Wrist Fusion Plate System
(First pediatric specific system)

PediFlex Advanced

Pediatric Nailing Platform | FEMUR
(Expands into adolescent cases)

Scoliosis







FIREFLY® Pedicle Screw Navigation Guides
(Complementary to RESPONSE Spine System)

FireFly S2/Alar

RESPONSE 4.5/4.75/5.0mm System
(Maximizes intraoperative flexibility)

Sports Medicine



Medial Patella Femoral Ligament Reconstruction System
(Complementary to ACL Reconstruction System)

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Internal Developments & 2 Select Acquisitions

Trauma & Deformity

Acquired June'19



Orthex
(External fixation hardware / software)

Launched Sept'19



Next Generation Cannulated Screw Systems

Launched Nov'19



PediFoot
(First pediatric system)

Launched Dec'19



QuickPack™ Bone Void Filler

Launched Mar'20


Screw Placement

Large Fragment Cannulated Screw System

Launching 2021



PediFoot Expansion

Launched 2020 / 2021



Orthex AUS / EMEA

Scoliosis

Launched Feb'19





BandLoc DUO System



Neuromuscular FDA approval Mar'20



RESPONSE™ Neuromuscular System

Acquired Apr'20



ApiFix MID-C System
(Non-fusion technology)

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Knee (Sports Medicine) Strong Pipeline Expanding Our Addressable Market Spine Foot & Ankle Hip & Long  Bone CMF Proximal  Humerus Elbow Hand &  Wrist Pelvis Clavicle Rib OP Today OP Tomorrow Now Under Development Demonstrated ability to  expand portfolio to full array of pediatric surgeries 12 Growing Rods

Leading Edge Systems in Development  13 Emerging surgical trends not being pursued by  major spine companies  Intervention in patients as young as 10 Reversible, non‐fusion procedures Developing IP portfolio Working with panel of leading surgeons  Proof of concept established in 2018 with  substantial development in 2019 2 embodiments: (1) scoliosis (2) intramedullary  nailing   OP will offer significant improvements to  current technology Smart Implants Early Onset Scoliosis

Sales Coverage in the U.S. and 43 Countries United States 76% of 2019  Revenue  36 Independent  Sales Agencies,  most of which are  exclusive* International 24% of 2019  Revenue  9 Independent  Sales Agencies + 40 Stocking  Distributors* OP shifted from hybrid model to 100% indirect in 2016 Sales agencies are independent legal entities that take title to and resell product very rarely Converting to agency model in select markets has significantly increased volumes, ASPs, and gross margin Direct in UK, IRE, AUS, NZ, CAN, BE, NL, IT 14 * Data as of September 2020

Vilex Acquisition 15 Transaction Details Acquisition: In June 2019 OP purchased Vilex1 and its Orthex  Hexapod2 system with proprietary point‐and‐click planning  software, for $60 million ($50 million cash + $10 million shares) Divestiture: In December 2019 OP sold the adult assets and Orthex  license for non‐pediatrics market to Squadron Capital for $25  million cash. Net: Orthex Hexapod investment of $35 million Benefits Expands OP’s Trauma & Deformity business into new segment  valued at $200 million globally Expands Trauma & Deformity’s breadth from 60% to 80% of  addressable market Increases surgeon reach to limb reconstruction specialists who  treat pediatric patients beyond children’s hospitals, generating  pull‐through of other products Divestiture allows OP to remain committed solely to pediatrics  with cross license rights 1 Vilex generated $6.7 million of revenue in 2018 (most of which was adult) 2 Hexapod had 50% annual revenue growth since FDA clearance in mid‐2016; generated $5.1 million of revenue in 2018

Orthex Advantages 16 Disruptive Technology Construct allows 90° angulation Unique calibrated structs and HA‐coated pins Patented point and click software Significantly simplifies surgery planning and  subsequent alignments Dror Paley, MD – Pediatric orthopedic KOL Introduced Ilizarov method in U.S. Defend competitive position and risk Defend other potential acquirers from entering  the pediatric space

ApiFix Acquisition 17 Transaction Details Acquisition: In April 2020, OP purchased ApiFix1 and its MID‐C minimally invasive deformity correction system, for 934,768 shares  of common stock and $2 million in cash paid at closing, plus  milestone payments and an earnout over a period of four years Benefits Expands OP’s Scoliosis business into non‐fusion market, the holy  grail of pediatric scoliosis surgery One of only two non‐fusion technologies approved by the U.S. FDA  and granted pediatric HDE Least invasive, removable system that acts as an internal brace  with motion‐preserving capabilities to avoids permanently limiting  range of motion Measurable reductions in surgery time, blood loss, hospitalization,  recovery time, and complication rates Extremely high sales/dollar of set inventory Strong IP protection: 46 granted patents and 26 patent  applications2 1 ApiFix generated $0.5 million of revenue in 2019 2 As of June 30, 2020 ApiFix Procedure Spinal Fusion

A Novel Surgical Option ApiFix is a Viable Alternative to Failed Bracing and Spinal Fusion for the  Treatment of Progressive Scoliosis Fusion Surgery Curves > 50º Exercise Curves < 25º Brace Curves 25º- 40º ApiFix System   Curves 35º - 60º 18

• Viable alternative to failed bracing and spinal fusion with  motion‐preserving technique ‐ Self‐adjusting rod and novel polyaxial joints • Least invasive surgical solution ‐ Placed posteriorly and unilaterally on the concave  aspect of the curvature ‐ No thoracic surgeon; no need to collapse the lung • Removable (burns no bridges) • Surgery time 1‐2 hours; Incision size 10‐15cm; Blood loss  50cc • Post‐surgery hospital stays of 1‐2 days ‐ Patient recovery measured in days, not months • Low complication and revision rates • FDA and CE Mark approved procedure backed by clinical  data on 370+ patients and long‐term (8 year) data 19 Minimally Invasive Deformity Correction (MID‐C) System for Scoliosis MID‐C System Advantages

Product breadth Surgeon relationships Sales and distribution network Clinical education programs Pediatric brand equity  Reputation with pediatric          orthopedic societies Dynamic culture New Competitors Would Face Formidable Obstacles “The ship has sailed.” Competitive Landscape 20

What Does Category Leadership Mean? Surgeon relationships and     clinical education  Relationships with surgeons who use  entire portfolio Major provider of clinical education  Leading supporter of surgical societies Custom instruments Attractive growth and  margin profile Consistent growth since inception 75% gross margin in FY 2019 History of efficient capital  utilization Robust organic growth  opportunities $3.2 billion addressable global market Limited focused competition Focused, experienced distribution Instrument set placements drive growth Broadest, most innovative       product offering 13 years’ clinical understanding  New product pipeline Pediatric Market Gateway for  distributed products and joint product developments 21

Financial Review

$6.7 $9.3 $13.3 $15.8 $18.4 $24.9 $28.8 $34.9 $43.5 $55.1 $0.4 $0.9 $2.8 $3.9 $5.3 $6.1 $8.5 $10.7 $14.1 $17.5 $0.6 $3.0 $7.1 $10.2 $16.1 $19.6 $31.0 $37.3 $45.6 $57.6 $72.6 73.8* $0 $5 $10 $15 $20 $25 $30 $35 $40 $45 $50 $55 $60 $65 $70 $75 $80 $85 $90 $95 2008 2009 2010 2011 2012 2013 2014 2015 2016 2017 2018 2019 2020 Re ve nu e   ($  in  M ill io ns ) U.S. International Consistent 20+% Revenue Growth Since Inception 23 $23.7 * Preliminary unaudited figures

Growth by Geography



60%
40%
20%
0%
-20%
-40%
-60%
-80%
19%
28%
21%
21%
20%
21%
35%
16%
31%
30%
32%
30%
30%
-32%
12%
-12%
-67%
-25%
17%
-34%
7%
26%
-21%
14%
1Q19
2Q19
3Q19
4Q19
1Q20
2Q20
3Q30
4Q20*
Domestic
International
Total

* Preliminary unaudited figures

24

$19.3  $22.5  $26.8  $32.8  $39.7  $49.4  $3.6 $7.4 $9.4 $11.6 $16.7 $21.5 $0.8 $1.1 $1.1 $1.2 $1.2 $1.7 $0 $10 $20 $30 $40 $50 $60 $70 $80 2014 2015 2016 2017 2018 2019 Re ve nu e   ($  in  M ill io ns ) Trauma & Deformity Scoliosis Sports Medicine/Other $35.7  $36.4  $16.6 $14.1 $1.3 $1.7 9M 2019 9M 2020 Category Revenue Summary 25

Revenue Seasonality Seasonality Drives Stronger Performance in Summer Months and Holiday Periods 26 22% 26% 27% 25% 21% 26% 27% 26% 21% 26% 27% 25% 20% 25% 29% 26% 0% 5% 10% 15% 20% 25% 30% 35% 1Q 2016 2Q 2016 3Q 2016 4Q 2016 1Q 2017 2Q 2017 3Q 2017 4Q 2017 1Q 2018 2Q 2018 3Q 2018 4Q 2018 1Q 2019 2Q 2019 3Q 2019 4Q 2019 Re ve nu e  as  %  o f T ot al  Y ea r

Income Statement Summary

($ in Millions)

	FY 2016	FY 2017	FY 2018	FY 2019	9M 2019	9M 2020
Revenue	**$37.3**	**$45.6**	**$57.6**	**$72.6**	**$53.6**	**$52.2**
Growth %	*20%*	*22%*	*26%*	*26%*	*25%*	*(3%)*
Gross Profit	$26.4	$34.5	$42.7	$54.6	$40.2	$39.9
Margin %	*71%*	*76%*	*74%*	*75%*	*75%*	*76%*
Operating Expenses	$32.5	$40.9	$52.2	$63.7	$46.2	$53.9
Operating Loss	($6.1)	($6.5)	($9.6)	($9.1)	($6.0)	($14.0)
Net Loss	**($6.6)**	**($8.9)**	**($12.0)**	**($13.7)**	**($8.3)**	**($18.9)**
Net Loss per Share[1]	**($7.14)**	**($5.86)**	**($0.96)**	**($0.94)**	**($0.57)**	**($1.07)**

[1] Net loss per share attributable to common stockholders – basic and diluted

27

Adjusted EBITDA Reconciliation 28 Nine Months Ended            September 30, 2019 2020 Net loss ($8.3) ($18.9) Interest expense, net 2.2 2.8 Other expense 0.1  0.3  Depreciation and amortization 3.2 5.7 Stock‐based compensation 1.9 4.7 Fair value adjustment of contingent consideration ‐ 1.8 Acquisition related costs 0.7 0.3 Adjusted EBITDA ($0.2) ($3.3) ($ in Millions)  Some numbers may not add up to due rounding

Balance Sheet 29 Assets Liabilities Cash & Restricted Cash $89.7 Accounts payable $6.9 Accounts receivable 17.1 Debt 1.2 Inventory (net) 52.0 Accrued expenses 4.8 Other current assets 2.5 All other liabilities 55.7 PP&E (net) 24.3 Paid‐in capital 387.1 Intangibles 122.4 Accumulated deficit (net) (147.8) Total Assets $308.0 Total Liabilities / Equity $308.0 ($ in Millions)  As of September 30, 2020

Summary  Surgeon relationships and     clinical education  Attractive growth and  margin profile Robust organic growth  opportunities Broadest, most innovative       product offering 30